Earnings Conference Call July 28, 2015 Quarter Ended June 30, 2015

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations. 2

Income Statement Highlights U.S. GAAP 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2015 Mar 2015 Jun 2014 Net sales $ 187,590 $ 193,708 $ 212,881 Gross margin $ 39,713 $ 36,329 $ 32,957 Gross margin as a percentage of net sales 21.2% 18.8% 15.5 % Selling, general and administrative $ 30,430 $ 24,870 $ 24,779 SG&A as a percentage of net sales 16.2% 12.8% 11.6 % Operating income (loss) $ 1,243 $ 912 $ (606) Net income (loss) from continuing operations $ (37,050) $ (19,847) $ (10,483) Net income (loss) from discontinued operations — — 6,943 Net income (loss) $ (37,050) $ (19,847) $ (3,540) Per basic and diluted share data: Net income (loss) from continuing operations $ (0.81) $ (0.44) $ (0.23) Net income (loss) from discontinued operations — — 0.15 Net income (loss) (0.81) (0.44) (0.08) Weighted avg. shares - basic 45,552 45,443 45,274 Weighted avg. shares - diluted 45,552 45,443 45,274

Income Statement Highlights Non-GAAP 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Jun 2015 Mar 2015 Jun 2014 Net sales $ 187,590 $ 193,708 $ 212,881 Adjusted gross margin $ 40,321 $ 36,518 $ 38,515 Adjusted gross margin as a percentage of net sales 21.5% 18.9% 18.1 % Adjusted selling, general and administrative $ 23,964 $ 22,098 $ 22,722 Adjusted SG&A as a percentage of net sales 12.8% 11.4% 10.7 % Adjusted operating income (loss) $ 10,106 $ 7,873 $ 9,270 Adjusted net income (loss) from continuing operations $ 660 $ (1,597) $ (1,864) Adjusted EBITDA $ 20,156 $ 18,233 $ 20,027 Per share data: Adjusted net income (loss) - basic $ 0.01 $ (0.04) $ (0.04) Adjusted net income (loss) - diluted $ 0.01 $ (0.04) $ (0.04) Weighted avg. shares - basic 45,552 45,443 45,274 Weighted avg. shares - diluted 52,276 45,443 45,274

Adjusted Gross Margin & Operating Income (Loss) - Non-GAAP Solid Capacitors 5 For the Quarters Ended (Amounts in thousands) Jun 2015 Mar 2015 Jun 2014 Net sales $ 139,677 $ 145,680 $ 159,790 Adjusted gross margin 36,273 37,570 37,178 Adjusted gross margin as a percentage of net sales 26.0% 25.8% 23.3 % Adjusted operating income (loss) $ 30,842 $ 32,010 $ 32,227

Adjusted Gross Margin & Operating Income (Loss) - Non-GAAP Film & Electrolytics 6 For the Quarters Ended (Amounts in thousands) Jun 2015 Mar 2015 Jun 2014 Net sales $ 47,913 $ 48,026 $ 53,091 Adjusted gross margin 4,047 (1,052) 1,338 Adjusted gross margin as a percentage of net sales 8.4% (2.2)% 2.5 % Adjusted operating income (loss) $ 1,968 $ (3,161) $ (923)

Financial Highlights (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (2) Calculated by annualizing the current quarter’s Net sales divided by current quarter's accounts receivable. (3) Calculated by annualizing the current quarter's Cost of sales divided by current quarter's accounts payable. 7 (Amounts in millions, except DSO and DPO) Jun 2015 Mar 2015 FX Impact Cash, cash equivalents $ 31.1 $ 56.4 $ 0.4 Capital expenditures $ 5.8 $ 4.8 Short-term debt $ 6.0 $ 1.0 Long-term debt 388.0 387.9 Debt premium 2.3 2.5 Total debt $ 396.3 $ 391.4 $ — Equity $ 130.5 $ 164.7 $ 5.9 Net working capital (1) $ 202.7 $ 192.9 $ 2.1 Days in receivables (DSO)(2) 47 43 Days in payables (DPO)(3) 47 40

Sales Summary - Q1 FY2016 8

Appendix

Adjusted Gross Margin Non-GAAP 10 For the Quarters Ended (Amounts in thousands, except percentages) Jun 2015 Mar 2015 Jun 2014 Net Sales $ 187,590 $ 193,708 $ 212,881 Gross Margin $ 39,713 $ 36,329 $ 32,957 Gross margin as a percentage of net sales 21.2% 18.8% 15.5 % Adjustments: Plant start-up costs 195 651 1,647 Stock-based compensation expense 413 465 346 Plant shut-down costs — — 889 Inventory revaluation — (927) 2,676 Adjusted Gross margin $ 40,321 $ 36,518 $ 38,515 Adjusted gross margin as a percentage of net sales 21.5% 18.9% 18.1%

Adjusted Selling, General & Administrative Expenses Non-GAAP 11 For the Quarters Ended (Amounts in thousands, except percentages) Jun 2015 Mar 2015 Jun 2014 Net sales $ 187,590 $ 193,708 $ 212,881 Selling, general and administrative expenses $ 30,430 $ 24,870 $ 24,779 Selling, general, and administrative as a percentage of net sales 16.2% 12.8% 11.6 % Less adjustments: ERP integration/IT transition costs 4,369 1,273 895 Legal expenses related to antitrust class actions 718 435 — NEC TOKIN investment-related expenses 224 226 580 Stock-based compensation expense 843 838 582 Pension plan adjustment 312 — — Adjusted selling, general and administrative expenses $ 23,964 $ 22,098 $ 22,722 Adjusted selling, general, and administrative as a percentage of net sales 12.8% 11.4% 10.7%

Adjusted Operating Income (Loss) Non-GAAP 12 For the Quarters Ended (Amounts in thousands) Jun 2015 Mar 2015 Jun 2014 Operating income (loss) $ 1,243 $ 912 $ (606) Adjustments: Restructuring charges 1,824 3,437 1,830 Stock-based compensation expense 1,279 1,328 994 ERP integration/IT transition costs 4,369 1,273 895 Legal expenses related to antitrust class actions 718 435 — Plant start-up costs 195 651 1,647 Plant shut-down costs — — 889 NEC TOKIN investment-related expenses 224 226 580 Pension plan adjustment 312 — — Net (gain) loss on sales and disposals of assets (58) 538 365 Inventory revaluation — (927) 2,676 Adjusted operating income (loss) $ 10,106 $ 7,873 $ 9,270

# Adjusted Net Income (Loss) From Continuing Operations

## Non-GAAP

Electronic Components KEMET CHARGED.

| *(Amounts in thousands)* | For the Quarters Ended Jun 2015 | Mar 2015 | Jun 2014 |
|---|---|---|---|
| **Net income (loss)** | $ (37,050) | $ (19,847) | $ (3,540) |
| Adjustments: | | | |
| Restructuring charges | 1,824 | 3,437 | 1,830 |
| Equity (income) loss from NEC TOKIN | (1,585) | 2,094 | 1,675 |
| Inventory revaluation | — | (927) | 2,676 |
| Net (gain) loss on sales and disposals of assets | (58) | 538 | 365 |
| Stock-based compensation expense | 1,279 | 1,328 | 994 |
| Legal expenses related to antitrust class actions | 718 | 435 | — |
| ERP integration/IT transition costs | 4,369 | 1,273 | 895 |
| Change in value of NEC TOKIN options | 29,200 | 11,100 | (4,100) |
| Plant start-up costs | 195 | 651 | 1,647 |
| Plant shut-down costs | — | — | 889 |
| Net foreign exchange (gain) loss | 1,049 | (2,168) | 527 |
| NEC TOKIN investment-related expenses | 224 | 226 | 580 |
| (Income) loss from discontinued operations | — | — | (6,943) |
| Pension plan adjustment | 312 | — | — |
| Amortization included in interest expense | 220 | 244 | 665 |
| Income tax effect of non-GAAP adjustments (1) | (37) | 19 | (24) |
| **Adjusted net income (loss)** | $ 660 | $ (1,597) | $ (1,864) |
| Adjusted net income (loss) per share - basic | $ 0.01 | $ (0.04) | $ (0.04) |
| Adjusted net income (loss) per share - diluted | $ 0.01 | $ (0.04) | $ (0.04) |
| Weighted avg. shares - basic | 45,552 | 45,443 | 45,274 |
| Weighted avg. shares - diluted | 52,276 | 45,443 | 45,274 |

(1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

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Adjusted EBITDA Reconciliation Non-GAAP 14 For the Quarters Ended (Amounts in thousands) Jun 2015 Mar 2015 Jun 2014 Net income (loss) $ (37,050) $ (19,847) $ (3,540) Interest expense, net 10,010 10,016 10,453 Income tax expense (benefit) (248) 3 1,282 Depreciation and amortization 9,917 10,074 10,797 EBITDA (17,371) 246 18,992 Excluding the following items: Restructuring charges 1,824 3,437 1,830 Legal expenses related to antitrust class actions 718 435 — Equity (income) loss from NEC TOKIN (1,585) 2,094 1,675 Inventory revaluation — (927) 2,676 Net (gain) loss on sales and disposals of assets (58) 538 365 Stock-based compensation expense 1,279 1,328 994 ERP integration/IT transition costs 4,369 1,273 895 Change in value of NEC TOKIN options 29,200 11,100 (4,100) Plant start-up costs 195 651 1,647 Plant shut-down costs — — 889 Net foreign exchange (gain) loss 1,049 (2,168) 527 NEC TOKIN investment-related expenses 224 226 580 Pension plan adjustment 312 — — (Income) loss from discontinued operations — — (6,943) Adjusted EBITDA $ 20,156 $ 18,233 $ 20,027

Adjusted Gross Margin-Non-GAAP Solid Capacitors 15 For the Quarters Ended (Amounts in thousands) Jun 2015 Mar 2015 Jun 2014 Net sales $ 139,677 $ 145,680 $ 159,790 Gross margin 35,877 37,201 36,020 Gross margin as a percentage of net sales 25.7% 25.5% 22.5 % Adjustments: Inventory revaluation — (238) 715 Stock-based compensation expense 359 292 166 Plant start-up costs 37 315 277 Adjusted gross margin $ 36,273 $ 37,570 $ 37,178 Adjusted gross margin as a percentage of net sales 26.0% 25.8% 23.3%

Adjusted Gross Margin-Non-GAAP Film & Electrolytics 16 For the Quarters Ended (Amounts in thousands) Jun 2015 Mar 2015 Jun 2014 Net sales $ 47,913 $ 48,026 $ 53,091 Gross margin 3,836 (872) (3,034) Gross margin as a percentage of net sales 8.0% (1.8)% (5.7)% Adjustments: Inventory revaluation — (689) 1,961 Stock-based compensation expense 54 173 152 Plant start-up costs 157 336 1,370 Plant shut-down costs — — 889 Adjusted gross margin $ 4,047 $ (1,052) $ 1,338 Adjusted gross margin as a percentage of net sales 8.4% (2.2)% 2.5%

Adjusted Operating Income (Loss)-Non-GAAP Solid Capacitors 17 For the Quarters Ended (Amounts in thousands) Jun 2015 Mar 2015 Jun 2014 Net sales $ 139,677 $ 145,680 $ 159,790 Operating income (loss) 30,033 29,742 29,734 Adjustments: Inventory revaluation — (238) 715 Restructuring charges 232 1,402 1,230 Stock-based compensation expense 359 292 166 Plant start-up costs 37 315 277 NEC TOKIN investment-related expenses 1 (7) — (Gain) loss on sales and disposals of assets 180 504 105 Adjusted operating income (loss) $ 30,842 $ 32,010 $ 32,227

Adjusted Operating Income (Loss)-Non-GAAP Film & Electrolytics 18 For the Quarters Ended (Amounts in thousands) Jun 2015 Mar 2015 Jun 2014 Net sales $ 47,913 $ 48,026 $ 53,091 Operating income (loss) 712 (4,574) (6,047) Adjustments: Inventory revaluation — (689) 1,961 Restructuring charges 1,286 1,737 489 Stock-based compensation expense 54 173 161 Plant start-up costs 157 336 1,370 Plant shut-down costs — — 889 (Gain) loss on sales and disposals of assets (241) (144) 254 Adjusted operating income (loss) $ 1,968 $ (3,161) $ (923)

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations and believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 19

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 20

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 21